SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                          CURRENT REPORT

                         April 9, 1998
                        (Date of Report)

                     JETBORNE INTERNATIONAL, INC.

    Delaware                    0-16039              59-2768257
(State of Other Juris-        (Commission        IRS Employer Iden-
diction of Incorporation)      File Number)      tification Number)


                      8361 Northwest 64th Street
                        Miami, Florida  33166
       (Address of Principal Executive Offices)   (Zip Code)

                           (305) 591-2999
                  (Registrant's Telephone Number)

                                None
   (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      (a) Norman A. Eliot & Co., an Independent Accountant previously engaged as the principal accountant by the Registrant to audit its financial statements for the fiscal periods ending April 30, 1996 and 1997, in connection with the Registrant's long-overdue Annual Reports on Form 10-K for those periods as yet not filed on the date hereof, resigned a number of weeks ago from both such engagements.

     The Company, in on-going discussions with the withdrawing Auditor, disclosed that it had become inclined to change certifying independent accountants following its acquisition as a majority-controlled subsidiary by RADA Electronic Industries, Inc., a publicly-traded Israeli corporation. Following additional discussions in connection with changing the fiscal year, the Company's Independent Certifying Accountant, Norman A. Eliot & Co., noticed resignation and withdrawal from its engagements for both years ended April 30, 1996 and April 30, 1997. At the time of such resignation, and on the date hereof, the Registrant has not filed its corresponding Annual Report on Forms 10-K. The Registrant's delinquency in filing those reports was and is not attributable to the resigning certifying independent auditor.

     Following receipt of the Auditor's letter of resignation, the Company successfully engaged in negotiating with the withdrawing auditor, Norman & Eliot & Co., for re-engagement and withdrawal of its resignation with respect to preparation of the Company's audited financial statements for the fiscal year ended April 30, 1996. Completion of its Annual Report on Form 10-K for the fiscal year ended April 30, 1996 is nearing completion, and filing, on the date hereof.

     On the other hand, at the end of those latter discussions with the withdrawing auditor, the Company determined not to seek its re-engagement for the fiscal period ending April 30, 1997 financial statements. The Company considers this decision, in light of the earlier resignation and lack of subsequent re-engagement, to amount to essentially a mutual understanding between the Registrant and its Auditor to change independent certifying auditors for the fiscal year ended April 30, 1997 and for subsequent periods.

     These decisions were taken by the Board of Directors which does not have an audit or similar committee. During the two most recent fiscal years and the subsequent interim period preceding the Auditor's resignation and/or dismissal, there were no disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of the Auditor would have caused it to make a reference in connection with its report. The Registrant has authorized Norman A. Eliot & Co. to respond fully to the inquiries of its successor accountant concerning any matter, without limitation of any sort.

ITEM 8.  CHANGE IN FISCAL YEAR

     On April 13, 1998, the Company's Board of Director's resolved to change the Registrant's fiscal year from April 30th to December 31st beginning with the "stub"-period ending December 31, 1997. The Company's officers were directed by the Board to undertake and implement all things necessary to accomplish that change of its fiscal year.

                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JETBORNE INTERNATIONAL, INC.

Dated: April 21, 1998

                                     BY:/S/Eles Dobronsky
                                        Eles Dobronsky,
                                        President/Chief Executive
                                        Officer